UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

COLONY BANKCORP, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 South Grant Street, Fitzgerald, Georgia 317501
(Address of Principal Executive Offices)

(229) 426-6000
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)                   Retirement of Directors.

On August 19, 2014, Edward J. Harrell announced that he was retiring from service on the board of directors of the Company effective August 19, 2014.  Mr. Harrell has been a director since December 2002 and served as Vice Chairman of the Board from May 2008 until June 2013.  His expertise and experience in the banking industry was invaluable to Colony Bank and we wish him well in his retirement.  There were no disagreements between Mr. Harrell and the company.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits

None

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: August 19, 2014	By:	/s/ Terry L. Hester
Terry L. Hester
Executive Vice-President and
Chief Financial Officer